Exhibit 10.10

                          PLEDGE AND SECURITY AGREEMENT

THE CIT GROUP/BUSINESS CREDIT, INC.
1211 Avenue of the Americas
New York, New York  10036

                                                            June 27, 2002

Ladies and Gentlemen:

      Reference is made to a certain Financing Agreement dated June 27, 2002, as amended (herein called the "Financing Agreement") between you on the one hand, and Boundless Technologies Inc. and Boundless Manufacturing Services (the "Companies") on the other hand. Capitalized terms used herein and defined in the Financing Agreement shall have the same meanings as set forth therein unless otherwise specifically defined herein. As security for: (a) the full and indefeasible payment and performance when due of all now existing and future (i) Obligations of the undersigned (herein the "Pledgor") arising pursuant to any guaranty now or hereafter executed by the Pledgor in your favor regarding the Companies (herein collectively the "Guaranty") and (ii) Obligations of each of the Companies to you, in each case whether absolute or contingent, however acquired by you, and whether arising under the Financing Agreement and/or Guaranty as now written or as amended or supplemented or augmented hereafter, in law or otherwise (herein collectively the "Obligations"); (b) any liability or indebtedness you may incur because of any guaranty you may issue at the request of the Companies; (c) the amount of all expenses (including reasonable attorneys' fees) incurred by you in collecting or attempting to collect any of the Obligations whether from either of the Companies, the Pledgor or any other obligor or in realizing upon collateral; and (d) any interest from the due date at the Default Rate of Interest specified in the Financing Agreement on all amounts payable to you hereunder (all of which are herein called the "Secured Obligations"), the Pledgor hereby pledges, assigns, transfers, delivers and sets over to you all of its right, title and interest in and to the securities listed on the attached schedule, issued as indicated on said schedule (the "Securities").

      This pledge includes all right, title and interest in and to and a continuing lien upon and security interest in, all of said Securities together with any and all rights, coupons, warrants or rights to subscribe, options, dividends, liquidating dividends, splits, dividends paid in stock, dividends paid in Securities, new or reclassified Securities, or any other property which the Pledgor is or may hereafter become entitled to receive on account of such Securities, any and all increments, substitutions, additions or replacements thereof, and any and all proceeds thereof (all collectively hereinafter referred to as the "Pledged Collateral").

      This Pledge and Security Agreement (the "Pledge Agreement") is executed as an inducement to you to make loans or advances to the Companies, or either of them, or issue guaranties at the request of the Companies, or either of them, or otherwise to extend credit or financial accommodations to the Companies, or either of them, or to enter into or continue a financing arrangement with the Companies, or either of them, and is executed in consideration of your doing or having done any of the foregoing.

      The Pledgor agrees that any of the foregoing shall be deemed to have been done or extended by you in consideration of and in reliance upon the execution of this Pledge Agreement, but nothing herein shall obligate you to do any of the foregoing.

      The Pledgor shall be in default under this Pledge Agreement upon the occurrence of any of the following (herein any such default shall be referred to as an "Event of Default"):

      1.    the occurrence of any Event of Default under the Financing
            Agreement;

      2. if any warranty, representation or statement contained in this Pledge Agreement is materially or substantially breached, or is, or becomes materially or substantially untrue;

      3. the commencement by or against the Pledgor of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings under any federal or state law, provided that any such involuntary proceeding which is commenced against the Pledgor is not dismissed within thirty (30) days; or

      4. the liability of the Pledgor under the Guaranty matures in accordance with the provisions thereof.

      In the event of the happening of any such Event of Default, then on ten
(10) days prior notice to the Pledgor, without the curing of such default within such time, you may, without demand of performance, advertisement or notice of intention to sell, or of the time or place of sale, and without notice to redeem, or other notice or demand whatsoever to or upon the Pledgor (all and each of which demands, advertisements and/or notices are hereby expressly waived), forthwith or at any time or times thereafter, transfer to and/or register in your name, or the name of your nominee, any or all of the Pledged Collateral and/or collect, receive, appropriate and realize upon said Pledged Collateral. In addition, and also without any of the aforesaid demands, advertisements, and/or notices, upon the occurrence of any Event of Default as defined herein, you may sell, assign, transfer and deliver the whole or any part of the Pledged Collateral then held by you under this Pledge Agreement or subject to this Pledge Agreement in one or more parcels, at public or private sale or sales, at any Exchange Broker's Board, at your office or elsewhere, on such terms and conditions, and at such prices as you may deem advisable, for cash, upon credit, or for future delivery, with the right on your part to


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

become the purchaser thereof at any such sale or sales, free and clear of any right to equity of redemption (which right or equity is hereby expressly waived and released). Any notice of sale, disposition, or other intended action by you required by applicable law and sent to the Pledgor at least ten (10) days prior to such action shall constitute reasonable notice to the Pledgor. Prior to exercising your rights contained herein you may in your discretion forward the various coupons coming due on any bonds covered hereby directly to the Pledgor for collection.

      Net proceeds of any such disposition as aforesaid, after deduction of all costs, including reasonable attorney's fees and expenses of every kind incurred therein, shall be applied to the payment in whole or in part, in such order as you may elect, of any of the Secured Obligations, whether then due or not due. You agree to pay over and return any remaining balance to the Pledgor or to any person entitled thereto, upon proper demand being made therefor, and if there be any deficiency, the Pledgor and each of the Companies, jointly and severally, shall continue to be fully liable for same.

      Further, you are hereby expressly granted the right and irrevocable proxy, in the event of the happening of any Event of Default (as defined herein), and on ten (10) days prior notice to the Pledgor, without the curing of such Event of Default within such time, to transfer to yourself or to your nominee any or all of the Pledged Collateral or to register same in your name on the books of the Companies or entity issuing same; to receive cash dividends, coupons and income thereon and to hold the same as additional collateral security hereunder, or to apply it against the Secured Obligations and to exercise any voting rights with respect to said Collateral for any purposes as you in your discretion deem advisable, and to otherwise exercise as to such Pledged Collateral, all rights, powers and remedies as the owner thereof.

      The Pledgor hereby represents and warrants that the Pledged Collateral is owned by the Pledgor absolutely, and is free and clear of all liens and encumbrances except for the pledge in your favor; that there are no restrictions upon the pledge or transfer of any of the Pledged Collateral; that the Pledgor has full right to pledge and transfer the same in accordance with the terms and conditions of this Pledge Agreement, free of all encumbrances and without the consent of any other person, firm, entity or corporation and without the need to notify the issuing Companies and/or obtain their consent to the pledge; and that said Pledged Collateral is not subject to any assessment. The Pledgor agrees to defend its title to the Pledged Collateral at its own cost and expense, and to pay, satisfy and discharge and any all assessments, liens or charges now or thereafter placed upon the Pledged Collateral.

      In the event that it becomes necessary to comply with any Federal or State law or regulation or to make or file any registration thereunder in order for you to exercise any of your rights hereunder, the Pledgor expressly agrees to do or will cause to be done all acts and prepare and execute all documents necessary to affect such compliance or registration, and to bear all reasonable costs in connection therewith. The Pledgor agrees to indemnify and to hold you harmless from and against any claim or liability; and to hold you harmless from and against any claim or liability caused by (i) any untrue statement of material fact, or omission to state a material fact (as required in


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

any registration or prospectus) or (ii) a failure to register or comply with any such law or regulation.

      The Pledgor recognizes that you may be unable to effect a public sale of any or all of the Collateral, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities law or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to you than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. You shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer to register such securities for public sale under the Securities Act of 1933, or under applicable state securities laws, even if the issuer agrees to do so.

      The Pledgor affirms and certifies that the Secured Obligations were not, and will not be, incurred for the purpose of providing or obtaining any credit for purchasing or trading in registered equity securities or other marketable securities.

      The Pledgor hereby agrees at your request to execute all necessary stock powers in blank, to have the signatures on said powers guaranteed, to execute a letter or other form confirming that the Pledged Collateral is not being pledged to you for the purpose of providing or obtaining any credit for purchasing or trading in registered equity securities or other marketable securities, and to execute any further documents or papers whatsoever in order to carry out the intent and purpose of this Pledge Agreement.

      The pledge provided for herein shall be in addition to, and shall not be deemed to affect, modify or limit any other rights, collateral, agreements or security which you may now or hereafter hold whether granted or given to you by the Pledgor, either of the Companies or by any other person, firm or corporation.

      It is understood and agreed that the rights and remedies herein enumerated are not intended to be exhaustive but are in addition to any other rights or remedies at law or in equity. You shall have the absolute right in your sole discretion to determine the order in which your rights and remedies are to be exercised, and your exercise of any right or remedy shall not preclude the exercise of any other rights or remedies or be deemed to be a waiver thereof. No act of forbearance, or agreement to forebear the enforcement of, or extension of the date of maturity of, any Secured Obligation, shall in any way constitute a release of, or a waiver or relinquishment of any of your rights or remedies.


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

      The Pledgor expressly waives and relinquishes any rights of subrogation, reimbursement, indemnity or recourse to or with respect to any of the assets or properties of the Companies.

      This Pledge Agreement is to be governed by the laws of the State of New York and shall be binding on the heirs, administrators, executors, successors and assigns of the Pledgor, and shall inure to the benefit of you and your successors and assigns.

                                                 Very truly yours,

                                                 BOUNDLESS CORPORATION


                                                 By /s/ Joseph Gardner
                                                    ----------------------------
                                                    Name: Joseph Gardner
                                                    Title: CFO

                                                 Address: 100 Marcus Boulevard
                                                          Hauppauge, NY  11788


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

  Schedule to Pledge Agreement between The CIT Group/Business Credit, Inc. and
                                (the "Pledgor")

Issuer                                         Owner                                  Certificate #           # of Shares
------                                         -----                                  -------------           -----------
Boundless Manufacturing Services, Inc.         Boundless Corporation                       10                 11,000,000
Boundless Manufacturing Services, Inc.         Boundless Corporation                       15                 4,000,000
Boundless Acquisition Corp.                    Boundless Corporation                        1                 100

                                         BOUNDLESS CORPORATION (the "Pledgor")


                                         By:  /s/ Joseph Gardner
                                            ------------------------------------
                                              Name: Joseph Gardner
                                              Title:  CFO


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